Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of UTEC, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Fortunato Villamagna, CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Fortunato Villamagna

Fortunato Villamagna, CEO

Dated:  November 18, 2008

Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of UTEC, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, J. Curt Stafford, CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ J. Curt Stafford

J. Curt Stafford, CFO

Dated:  November 18, 2008